UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2012

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN

OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

OF A REGISTRANT

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Affiliate Line of Credit with Director Roland S. Hinz

On May 21, 2012, Salem Communications Corporation (“Salem”) entered into a binding letter of intent (the “LOI”) with Roland S. Hinz, a Salem board member (the “Affiliate Lender”). Pursuant to the LOI, the Affiliate Lender committed to provide an unsecured revolving line of credit to Salem in a principal amount of up to Six Million Dollars ($6,000,000) (the “Affiliate Line of Credit”).

On September 12, 2012, Salem and the Affiliate Lender amended and restated the original LOI (the “Amended and Restated LOI”).  The Amended and Restated LOI increases the unsecured revolving line of credit by Six Million Dollars ($6,000,000), resulting in a total line of credit of up to Twelve Million Dollars ($12,000,000) (the “Amended and Restated Affiliate Line of Credit”).  The Amended and Restated Affiliate Line of Credit will continue to be subordinate to Salem’s existing secured line of credit (“Credit Facility”) and all senior secured promissory notes (“Notes”) issued by Salem as of the date hereof, as such Credit Facility and Notes may be amended from time to time.

The proceeds of the Amended and Restated Affiliate Line of Credit are available on two (2) business days prior notice to Affiliate Lender and may be used for any purpose.  If Salem borrows funds, the funds will be due six (6) months from the date Affiliate Lender makes such funds available to Salem.  Salem may prepay any or all of the funds borrowed at any time, without penalty. The Amended and Restated Affiliate Line of Credit will remain outstanding and available to Salem, even if there is no outstanding balance due on the Amended and Restated Affiliate Line of Credit. The ability of Salem to borrow under the Amended and Restated Affiliate Line of Credit will terminate upon either party giving thirty (30) days written notice of such termination to the other party.

The interest rate on funds borrowed under the Amended and Restated Affiliate Line of Credit shall be the lesser of: (a) five percent (5%) simple interest; or (b) the then-current, applicable indexed rate (the rate of interest that Salem is required to pay) under the Second Amendment to Credit Agreement dated as of November 15, 2011 (the “Second Amendment”), to that certain Credit Agreement, dated as of December 1, 2009, as amended by that certain Amendment No. 1 and Waiver dated as of November 1, 2010 among Salem, Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto plus two percent (2%) (the “Applicable Interest Rate”). The Applicable Interest Rate shall accrue on any borrowings made under the Amended and Restated Affiliate Line of Credit from the date of withdrawal until the date the funds are repaid.  Interest shall be due on the date that the funds are repaid.  Partial payments on the Amended and Restated Affiliate Line of Credit balance shall be applied to the oldest outstanding amounts first.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 is incorporated herein by this reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Amended and Restated Letter of Intent to Lend dated September 12, 2012, between Roland S. Hinz and Salem Communications Corporation. (“Borrower”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: September 14, 2012	By:	/s/EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Letter of Intent to Lend dated September 12, 2012, between Roland S. Hinz and Salem Communications Corporation.